SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): August 31, 1999
                                                     ------------------


              Exact Name of Registrant as Specified in its Charter:

                            Emergisoft Holding, Inc.



                  State of Other Jurisdiction of Incorporation:

                                     NEVADA


                        Commission File Number: 33-30743


                 IRS Employer Identification Number: 84-1121360


          Address and Telephone Number of Principal Executive Offices:

                     6975 South Union Park Center, Ste #600
                             Salt Lake City UT 84047
                                 (801) 256-9600


Item 1.   Change in Control of Registrant and
          -------------------------------

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On May 26, 1999 the Company entered into an agreement for the acquisition of all the equity of InShape International, Inc. ("InShape"). As a result of the transaction, InShape became a wholly-owned subsidiary of the Company and new officers and directors were added to management. As reported in the Company's filing on Form 10KSB for the year ended June 30, 1999, the acquisition of InShape was rescinded effective July 19, 1999 and prior management was reappointed. Subsequently, the name for the Company was changed back to Emergisoft Holding, Inc., which was the corporate name prior to the acquisition and rescission. The Recission Agreement is filed herewith.

     Additionally, Lionel L. Drage has been appointed to the Board of Directors and serves as the Company's sole officer. Due to medical reasons, Mr. Robert Kropf has resigned from management.

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

     Prior to August 1999, Andersen, Andersen & Strong was the principal accountant for Emergisoft Holding, Inc. On November 29, 1999, the Board of Directors approved the engagement of the firm of Crouch, Bierwolf & Chisholm to replace Andersen, Andersen & Strong. On August 31, 1999, Andersen, Andersen & Strong declined to stand for reelection as the Certifying Accountants for the Company.

     In connection, with the audits of the Company's financial statements for the previous fiscal years ended June 30, 1999 and 1998, there were no disagreements with Andersen, Andersen & Strong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and said firm has not advised the registrant of any reportable events.

     The accountant's reports of Andersen, Andersen & Strong on the financial statements of Emergisoft Holding, Inc., as of June 30, 1999 and 1998, and applicable interim periods, did not contain, or would not have contained any adverse opinion or disclaimer of opinion, nor were they, or would they have been qualified as to uncertainty, audit scope, or accounting principles.

Item 5.   Other Events
          ------------
     The Registrant filed an 8-K/A on May 2, reporting an event which had transpired earlier in 1999. That 8-K event was previously reported and the 8-K/A filed on May 2, should be ignored.

Item 7.   Exhibits
          --------

          Exhibit No.    Description                   Page
          -----------    -----------------------       ----
          2.1            Rescission Agreement          4
         16.1            Letter on Change              5
                         in Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Emergisoft Holding, Inc.

                                          /s/ Lionel Drage
                                          ------------------------
                                          President and Director

Date: May 15, 2001